UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 15, 2012

United States Steel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA		15219-2800
(Address of principal executive offices)		(Zip Code)

(412) 433-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 15 2012, United States Steel Corporation (“U. S. Steel”) issued and sold $400,000,000 aggregate principal amount of 7.500% Notes due 2022 (the “2022 Notes”) under an Indenture dated as of May 21, 2007 between U. S. Steel and The Bank of New York Mellon, a New York banking corporation, as Trustee (the “Trustee”), as supplemented by a Fifth Supplemental Indenture dated March 15, 2012 between U. S. Steel and the Trustee. The notes were sold pursuant to U. S. Steel’s effective shelf registration statement on Form S-3ASR (File No. 333-165054) filed on February 24, 2010 and the related Prospectus dated February 24, 2010 as supplemented by the Prospectus Supplement dated March 12, 2012 relating to the 2022 Notes. A copy of the opinion of counsel of U. S. Steel relating to the validity of the 2022 Notes is attached hereto as Exhibit 5 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

5	Opinion and consent of R. M. Stanton, Esq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Gregory A. Zovko
Gregory A. Zovko
Vice President & Controller

Dated: March 15, 2012